                                                                 EXHIBIT (e)(3)

[LOGO] AMERICAN GENERAL                      AIG PROTECTION ADVANTAGE VUL/SM /
                                             VARIABLE UNIVERSAL LIFE INSURANCE
                                                      SUPPLEMENTAL APPLICATION

AMERICAN GENERAL LIFE INSURANCE COMPANY, ("AGL")
A MEMBER COMPANY OF AMERICAN INTERNATIONAL GROUP, INC.
Home Office: Houston, Texas

(THIS SUPPLEMENT MUST ACCOMPANY THE APPROPRIATE APPLICATION FOR LIFE INSURANCE.) The supplement and the application will be attached to and made a part of the policy.

APPLICANT INFORMATION -- SUPPLEMENT TO THE APPLICATION ON THE LIFE OF

      -------------------------------  ----------------------------------------
      Name of proposed insured         Date of application for life insurance

INITIAL ALLOCATION PERCENTAGES

INVESTMENT OPTIONS In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. TOTAL ALLOCATIONS IN EACH COLUMN MUST EQUAL 100%. USE WHOLE PERCENTAGES ONLY.

                                                           PREMIUM   DEDUCTION
                                                          ALLOCATION ALLOCATION
                                                          ---------- ----------
 AGL DECLARED FIXED INTEREST ACCOUNT (301)...............   ______%    ______%
 AIM VARIABLE INSURANCE FUNDS
 Global Real Estate* (870)...............................   ______%    ______%
 International Growth* (871).............................   ______%    ______%
 THE ALGER AMERICAN FUND
 Leveraged AllCap (872)..................................   ______%    ______%
 MidCap Growth (873).....................................   ______%    ______%
 AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 Value (874).............................................   ______%    ______%
 CREDIT SUISSE TRUST
 Small Cap Core I* (875).................................   ______%    ______%
 DREYFUS VARIABLE INVESTMENT FUND
 International Value* (876)..............................   ______%    ______%
 FIDELITY(R) VARIABLE INSURANCE PRODUCTS
 Asset Manager/SM /(877).................................   ______%    ______%
 Contrafund(R) (878).....................................   ______%    ______%
 Equity-Income (879).....................................   ______%    ______%
 Freedom 2020 (880)......................................   ______%    ______%
 Freedom 2025 (881)......................................   ______%    ______%
 Freedom 2030 (882)......................................   ______%    ______%
 Growth (883)............................................   ______%    ______%
 Mid Cap (884)...........................................   ______%    ______%
 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 Franklin Small Cap Value Securities*(885)...............   ______%    ______%
 Mutual Shares Securities (886)..........................   ______%    ______%
 JANUS ASPEN SERIES
 Forty (887).............................................   ______%    ______%
 International Growth* (888).............................   ______%    ______%
 Mid Cap Growth (889)....................................   ______%    ______%
 J.P. MORGAN SERIES TRUST II
 International Equity* (891).............................   ______%    ______%
 JPMORGAN INSURANCE TRUST
 Government Bond (890)...................................   ______%    ______%
 MFS(R) VARIABLE INSURANCE TRUST
 New Discovery* (892)....................................   ______%    ______%
 Research (893)..........................................   ______%    ______%
 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 Mid-Cap Growth (895)....................................   ______%    ______%
 Socially Responsive (894)...............................   ______%    ______%
 OPPENHEIMER VARIABLE ACCOUNT FUNDS
 Balanced (896)..........................................   ______%    ______%
 Global Securities* (897)................................   ______%    ______%
 PIMCO VARIABLE INSURANCE TRUST
 CommodityRealReturn Strategy* (905).....................   ______%    ______%
 Global Bond (Unhedged) (909)............................   ______%    ______%
 Real Return (906).......................................   ______%    ______%
 Short-Term (907)........................................   ______%    ______%
 Total Return (908)......................................   ______%    ______%
 PIONEER VARIABLE CONTRACTS TRUST
 Mid Cap Value (910).....................................   ______%    ______%
 PUTNAM VARIABLE TRUST
 Diversified Income (911)................................   ______%    ______%
 Small Cap Value* (912)..................................   ______%    ______%
 SUNAMERICA SERIES TRUST
 Aggressive Growth (913).................................   ______%    ______%
 Balanced (914)..........................................   ______%    ______%
 VALIC COMPANY I
 International Equities* (915)...........................   ______%    ______%
 Mid Cap Index (916).....................................   ______%    ______%
 Money Market I (917)....................................   ______%    ______%
 Nasdaq-100(R) Index (918)...............................   ______%    ______%
 Science and Technology (919)............................   ______%    ______%
 Small Cap Index* (920)..................................   ______%    ______%
 Stock Index (921).......................................   ______%    ______%
 VAN KAMPEN LIFE INVESTMENT TRUST
 Growth and Income (922).................................   ______%    ______%
 VANGUARD(R) VARIABLE INSURANCE FUND
 High Yield Bond (923)...................................   ______%    ______%
 REIT Index (924)........................................   ______%    ______%
 OTHER: ________________________                            ______%    ______%
                                                            100%          100%

* If you select the Guaranteed Minimum Death Benefit (GMDB) rider this investment option is designated as a Restricted Fund.

AGLC102803-2007

DOLLAR COST AVERAGING (DCA)

DOLLAR COST     ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from
AVERAGING (DCA) ANY ONE INVESTMENT OPTION and directed to one or more of the investment options below. The AGL Declared
                Fixed Interest Account is not available for DCA. Please refer to the prospectus for more information on the
                DCA option.

                NOTE:  DCA IS NOT AVAILABLE IF THE AUTOMATIC REBALANCING OPTION OR GMDB RIDER HAVE BEEN CHOSEN.
                Day of the month for transfers:              (Choose a day of the month between 1-28.)
                -------------------------------------------------------------------------------------------------
                Frequency of transfers: [_] Monthly [_] Quarterly [_] Semiannually [_] Annually
                -------------------------------------------------------------------------------------------------
                DCA to be made from the following investment option:
                -------------------------------------------------------------------------------------------------
                Transfer $                             ($100 MINIMUM, WHOLE DOLLARS ONLY)
                -------------------------------------------------------------------------------------------------

AIM VARIABLE INSURANCE FUNDS                              NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Global Real Estate (870)............... $ ______________. Mid-Cap Growth (895)............... $ ________________
International Growth (871)............. $ ______________. Socially Responsive (894).......... $ ________________
THE ALGER AMERICAN FUND                                   OPPENHEIMER VARIABLE ACCOUNT FUNDS
Leveraged AllCap (872)................. $ ______________. Balanced (896)..................... $ ________________
MidCap Growth (873).................... $ ______________. Global Securities (897)............ $ ________________
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                PIMCO VARIABLE INSURANCE TRUST
Value (874)............................ $ ______________. CommodityRealReturn Strategy (905). $ ________________
CREDIT SUISSE TRUST                                       Global Bond (Unhedged) (909)....... $ ________________
Small Cap Core I (875)................. $ ______________. Real Return (906).................. $ ________________
DREYFUS VARIABLE INVESTMENT FUND                          Short-Term (907)................... $ ________________
International Value (876)               $ ______________. Total Return (908)................. $ ________________
FIDELITY(R) VARIABLE INSURANCE PRODUCTS                   PIONEER VARIABLE CONTRACTS TRUST
Asset Manager/SM /(877)................ $ ______________. Mid Cap Value (910)................ $ ________________
Contrafund(R) (878).................... $ ______________. PUTNAM VARIABLE TRUST
Equity-Income (879).................... $ ______________. Diversified Income (911)........... $ ________________
Freedom 2020 (880)..................... $ ______________. Small Cap Value (912).............. $ ________________
Freedom 2025 (881)..................... $ ______________. SUNAMERICA SERIES TRUST
Freedom 2030 (882)..................... $ ______________. Aggressive Growth (913)............ $ ________________
Growth (883)........................... $ ______________. Balanced (914)..................... $ ________________
Mid Cap (884).......................... $ ______________. VALIC COMPANY I
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST      International Equities (915)....... $ ________________
Franklin Small Cap Value Securities
(885).................................. $ ______________. Mid Cap Index (916)................ $ ________________
Mutual Shares Securities (886)......... $ ______________. Money Market I (917)............... $ ________________
JANUS ASPEN SERIES                                        Nasdaq-100(R) Index (918).......... $ ________________
Forty (887)............................ $ ______________. Science and Technology (919)....... $ ________________
International Growth (888)............. $ ______________. Small Cap Index (920).............. $ ________________
Mid Cap Growth (889)................... $ ______________. Stock Index (921).................. $ ________________
J.P. MORGAN SERIES TRUST II                               VAN KAMPEN LIFE INVESTMENT TRUST
International Equity (891)............. $ ______________. Growth and Income (922)............ $ ________________
JPMORGAN INSURANCE TRUST                                  VANGUARD(R) VARIABLE INSURANCE FUND
Government Bond (890).................. $ ______________. High Yield Bond (923).............. $ ________________
MFS(R) VARIABLE INSURANCE TRUST                           REIT Index (924)................... $ ________________
New Discovery (892).................... $ ______________. OTHER: ________________............ $ ________________
Research (893)......................... $ _______________

AUTOMATIC REBALANCING

AUTOMATIC   ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically
REBALANCING rebalanced based on the premium percentages designated on Page 1 of this form. If the AGL Declared Fixed
            Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic
            Rebalancing option.

            CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY: [_] Quarterly [_] Semiannually [_] Annually
            NOTE:AUTOMATIC REBALANCING IS NOT AVAILABLE IF THE DCA OPTION HAS BEEN CHOSEN. AUTOMATIC
                 REBALANCING IS REQUIRED IF THE GMDB RIDER HAS BEEN SELECTED.

AGLC102803-2007

MODIFIED ENDOWMENT CONTRACT

CONTRACT If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include:
         (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10%
         penalty tax on the taxable amount. In order to avoid modified endowment status,
         I request any excess premium that could cause such status to be refunded.
         [_] YES  [_] NO

AUTHORIZATION FOR TRANSACTIONS

INITIAL APPROPRIATE I (or we, if Joint Owners), hereby authorize AGL to act on telephone
BOX HERE:           instructions or e-service instructions, if elected, to transfer values among the variable divisions and the AGL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions given by:
                    [_]Policy Owner(s)-- if Joint Owners, either of us acting independently.
                    [_]Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                    AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions and e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis.
                    If an error, objection or other claim arises due to a telephone instruction or
                    e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by
                    AGL at its home office.

SUITABILITY

ALL QUESTIONS MUST 1.  Have you, the Proposed Insured or Owner (if different), received the variable universal
BE ANSWERED.           life insurance policy prospectus and the investment choices brochure describing the
                       investment options?                                                                      [_] yes [_] no

                   2.  Do you understand and acknowledge:

                       a.       THAT THE POLICY APPLIED FOR IS VARIABLE, EMPLOYS THE USE OF
                                SEGREGATED ACCOUNTS WHICH MEANS THAT YOU NEED TO
                                RECEIVE AND UNDERSTAND CURRENT PROSPECTUSES FOR THE
                                POLICY AND THE UNDERLYING ACCOUNTS?                                             [_] yes [_] no

                       b.       THAT ANY BENEFITS, VALUES OR PAYMENTS BASED ON
                                PERFORMANCE OF THE SEGREGATED ACCOUNTS MAY VARY: AND                            [_] yes [_] no

                                (1)ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER
                                   INSURANCE COMPANY, THE U.S. GOVERNMENT OR ANY STATE
                                   GOVERNMENT?                                                                  [_] yes [_] no

                                (2)ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL
                                   RESERVE BOARD OR ANY OTHER AGENCY, FEDERAL OR STATE?                         [_] yes [_] no

                       c.       THAT IN ESSENCE, ALL RISK IS BORNE BY THE OWNER EXCEPT FOR
                                FUNDS PLACED IN THE AGL DECLARED FIXED INTEREST ACCOUNT?                        [_] yes [_] no

                       d.       THAT THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE
                                COVERAGE AND TO ALLOW FOR THE ACCUMULATION OF VALUES
                                IN THE SEGREGATED ACCOUNTS?                                                     [_] yes [_] no

                       e.       THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY
                                INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT
                                EXPERIENCE OF THE SEPARATE ACCOUNT?                                             [_] yes [_] no

                       f.       THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON
                                THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, THE
                                AGL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND
                                CERTAIN EXPENSE DEDUCTIONS?                                                     [_] yes [_] no

                   3.           Do you believe the Policy you selected meets your insurance and investment
                                objectives and your anticipated financial needs?                                [_] yes [_] no

AGLC102803-2007

ELECTRONIC DELIVERY CONSENT

          American General Life Insurance Company ("AGL") is capable of providing contract and investment option prospectuses, supplements, statements of additional information, and reports via e-mail or CD-ROM. In order to verify your e-mail receipt of these documents, we must obtain your consent to this type of delivery format.

          This consent authorizes AGL, with respect to AGL's variable universal life insurance policies, to deliver the following communications via e-mail or CD-ROM:

          .   Contract prospectuses and supplements

          .   Investment option prospectuses and supplements

          .   Statements of additional information

          .   Annual and semi-annual investment option reports

          This consent to delivery by e-mail or CD-ROM has no expiration date. You may change or cancel your consent at any time by writing to us at American General Life Insurance Company, P.O. Box 4880, Houston, Texas, 77210-4880, Attn: Policy Owner Services. You may also receive a paper copy of any communication at no additional charge by writing to us at the above address.

          In order to participate in this delivery method you must have access to the following:

          .   A personal computer with CD-ROM hardware and software

          . Browser software, such as Microsoft Internet Explorer, Netscape Communicator, or equivalent

          .   Communication access to the Internet

          Should you wish to print materials that have been delivered via e-mail or CD-ROM, you must also have access to a printer. Materials will be published using Portable Document Format (PDF). In order to view PDF documents, you must have Adobe Acrobat Reader software, which is available for download free-of-charge from http://www.adobe.com/products/acrobat/readstep2.html.

          We reserve the right to mail paper copies instead of providing electronic delivery. In the event that e-mail delivery is unsuccessful, we will mail paper copies. You must notify us every time you change your e-mail address.

          Your e-mail address will be used solely for AGL's database management regarding the electronic delivery of the communications listed above. Your e-mail address will not be sold or distributed to third parties.

          By signing this consent, I acknowledge that I have read and understand all of the above-mentioned terms and conditions of this enrollment.

          I consent to receive electronic delivery of the documents specified above.


---------------------------------------  --------------------------------------
Signature of Owner                       Please provide your e-mail address
If you prefer CD-ROM delivery, please
  check here [_]

SIGNATURES

SIGNATURES
               ----------------------------------------------------------------
               Signed at (city, state)

               ----------------------------------------------------------------
               Print name of Broker/Dealer

           X
               ----------------------------------------  ----------------  ----
               Registered representative                 State license #   Date

           X
               ----------------------------------------------------------  ----
               Primary proposed insured                                    Date

           X
               ----------------------------------------------------------  ----
               Owner (IF DIFFERENT FROM PROPOSED
                 INSURED)                                                  Date

           X
               ----------------------------------------------------------  ----
               Joint Owner (IF APPLICABLE)                                 Date

AGLC102803-2007